Exhibit 10.14
                          SECOND MODIFICATION AGREEMENT

       THIS SECOND MODIFICATION AGREEMENT (the "Agreement") is made and entered into this 18th day of July, 2002, by and between FIRST KEYSTONE FEDERAL SAVINGS BANK (the "Bank"), chartered under the Laws of the United States of America, having its principal office at 22 West State Street, Media, Pennsylvania, 19063, and TRANSNATIONAL INDUSTRIES, INC., a Delaware corporation, and SPITZ, INC., a Delaware corporation (hereinafter collectively, jointly and severally referred to as the "Borrower"), with an address of P.O. Box 198, Route 1, Chadds Ford, Pennsylvania, 19317.

                                   Background

       A. Bank extended to Borrower two credit facilities on June 12, 1997. Specifically, the Bank extended to Borrower a term credit facility in the principal sum of Eight Hundred Twenty Thousand ($820,000.00) Dollars evidenced by that certain Promissory Note (the "Term Note") made by Borrower and delivered to Bank June 12, 1997 (the "Term Loan"). The Term Loan is not intended to be modified. The Bank also extended to Borrower a revolving line of credit not to exceed the aggregate sum of Eight Hundred Thousand ($800,000.00) Dollars (the "Line of Credit") to be advanced pursuant to the terms of a Line of Credit Agreement between Bank and Borrower dated June 12, 1997. The indebtedness to Bank under the Line of Credit is evidenced by that certain Line of Credit Note executed by Borrower and delivered to Bank June 12, 1997 (the "Line of Credit Note"). The Term Loan and the Line of Credit are secured by, among other things, all of the accounts, inventory, receivables and equipment of Borrower (the "Collateral") pursuant to that certain Security Agreement, Pledge Agreement and UCC-1 Financing Statements between Bank and Borrower dated June 12, 1997.

       B. Borrower subsequently requested Bank to reduce the rate of interest charged on the Line of Credit from time to time as set forth in the Line of Credit Note from the Wall Street Prime Rate plus two (2.0%) percent per annum to Wall Street Prime Rate plus one-half (0.50%) percent per annum, subject, however to the interest rate adjustment provisions as set forth in the Line of Credit Note; and to increase the Line of Credit to One Million One Hundred Thousand ($1,1000,000.00) Dollars. The Bank approved the Borrower's requested modification to the terms of the Line of Credit as set forth in the Modification Agreement dated July 7, 2000, and evidenced by that certain Renewal Line of Credit Note (the "First Renewal Note"), and secured by, among other things, all of the accounts, inventory, receivables and equipment of Borrower (the "Collateral") pursuant to that certain UCC-1 Financing Statements between Bank and Borrower dated July 7, 2000.

       C. Borrower has now requested that the Line of Credit be further increased to Two Million ($2,000,000.00) Dollars.

       D. As of the date  hereof the  outstanding  balance of the Line of Credit
Note is One Million Fifty-Two Thousand Seven Hundred Thirty-Two Dollars and Forty-One Cents ($1,052,732.41).

       E. Bank has no obligation to increase the maximum available credit under the Line of Credit. Bank is willing to increase the maximum available credit under the Line of Credit on the terms and conditions set forth in this Second Modification Agreement and in the Second Renewal Line of Credit Note of even date herewith (the "Second Renewal Note").

                                    Agreement

       NOW THEREFORE, in consideration of the sum of One ($1.00) Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby covenant and agree as follows:

       1.     The Background recitals are incorporated herein by reference.

       2. Paragraph 1.1 of the Line of Credit Agreement dated June 12, 1997, as amended by the Modification Agreement dated July 7, 2000, is deleted in its entirety and the following inserted in its place and stead:

       "1.1 Bank will lend to Spitz, Inc. (hereinafter referred to as "Spitz"), and Spitz may borrow from Bank, the aggregate sum of Two Million ($2,000,000.00) Dollars (the "Loan"), pursuant to the terms of this Agreement. The indebtedness to Bank under the Loan is the joint and several obligation and liability of Spitz and Transnational Industries, Inc. (hereinafter collectively, jointly and severally referred to as the "Borrower") evidenced by that certain Second Renewal Line of Credit Note executed by Borrower and delivered to Bank July 18, 2002 (the "Note"), in the full amount of the Loan, due and payable in accordance with the terms thereof. Bank extended to Borrower a certain other credit facility in the principal sum of Eight Hundred Twenty Thousand ($820,000.00) Dollars evidenced by that certain Promissory Note (the "Term Note") made by Borrower and delivered to Bank on June 12, 1997 (the "Term Loan")."

       3. Paragraph 1.2 of the Line of Credit Agreement dated June 12, 1997, as amended by the Modification Agreement dated July 7, 2000, is deleted in its entirety and the following inserted in its place and stead:

       "1.2 MAXIMUM REVOLVING CREDIT LIMIT. Provided there exists no Event of Default hereunder (as hereinafter defined), principal advances of available funds under the Loan shall be advanced to Spitz at Spitz's written request from time to time until July 6, 2005, provided, however, the aggregate amount advanced, less repayments, shall not exceed the sum of Two Million ($2,000,000.00) Dollars at any one time outstanding (the "Maximum Credit Limit"). Bank shall not be obligated to fund all or any part of a requested advance under the Loan if such advance would cause the aggregate amount advanced, less repayments, to exceed the Maximum Credit Limit. Notwithstanding anything herein to the contrary, Bank shall not be obligated to fund, and Spitz shall not be permitted to receive, all or any part of any advance requested under the Loan which advance would cause the aggregate amount advanced under the Loan


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

              and the Term Loan, less repayments, to exceed the sum of; (i) eighty (80%) percent of the Borrower's "Qualified Accounts Receivable" (as hereinafter defined) and (ii) fifty (50%) percent of Borrower's "Qualified Inventory" (as hereinafter defined) and
              (iii) Five Hundred Two Thousand ($502,000.00) Dollars representing the orderly liquidation value of the Borrower's machinery and equipment, which figure may, from time to time, be reduced, but not increased, by the Bank based upon any reduction in the orderly liquidation value of the Borrower's machinery and equipment (such a determination to be at the Bank's sole and absolute discretion). "Qualified Accounts Receivable" shall mean accounts receivable earned by Borrower in the ordinary course of business for services rendered and goods sold to customers for which there are no claims of offset or defense, and which, in the opinion of Bank, are not of doubtful collectability, and which have been outstanding for one hundred twenty (120) days or less, as reflected on the most recent, certified statement of accounts receivable delivered to Bank. "Qualified Inventory" shall be valued at the lesser of the cost or present market value determined in accordance with generally accepted accounting principles, consistently applied, and shall mean all inventory which is in good merchantable condition, is not obsolete or discontinued, which would properly be classified as "raw materials", "work in process", or "finished goods inventory" under generally accepted accounting principles, and which has been fully paid for from Borrower's own funds and for which no security interest exists except the security interest to be granted in favor of Lender as herein contemplated. An account receivable or item of inventory which is at any time a Qualified Account Receivable or an item of Qualified Inventory, but which subsequently fails to meet any of the foregoing requirements, shall cease to be a Qualified Account Receivable or an item of Qualified Inventory as the case may be, for so long as such failure continues."

       4. Paragraph 6.1 (g) of the Line of Credit Agreement dated June 12, 1997, as amended by the Modification Agreement dated July 7, 2000, is deleted in its entirety and the following inserted in its place and stead:

       "(g) In the Bank's sole but reasonable discretion, a material adverse change occurring in the financial condition of Borrower when compared to the financial condition of the Borrower set forth in the financial statements included within the Borrower's Annual Report on Form 10-KSB for the fiscal year ended January 31, 2001."

       5. The Security Agreement dated June 12, 1997, as amended July 7, 2000 (the "Security Agreement"), is further amended as follows:

       The term "Line of Credit Note" as used in the Security Agreement is defined to mean, identify and designate that certain Line of Credit Note in the original principal sum of Eight Hundred Thousand ($800,000.00) Dollars made by Borrower and delivered to Bank on June 12, 1997, as renewed by and continued in that certain Renewal Line of Credit Note in the original principal sum of One Million One Hundred Thousand ($1,100,000.00) Dollars made by Borrower and delivered to Bank July 7, 2000, and any extensions and/or renewals thereof; and as further renewed by and continued in that certain Second Renewal Line of Credit Note in


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

       the original principal sum of Two Million ($2,000,000.00) Dollars made by Borrower and delivered to Bank July 18, 2002, and any extensions and/or renewals thereof.

       6. The Pledge Agreement dated June 12, 1997, as amended July 7, 2000 (the "Pledge Agreement"), is further amended as follows:

       The term "Line of Credit Note" as used in the Pledge Agreement is defined to mean, identify and designate that certain Line of Credit Note in the original principal sum of Eight Hundred Thousand ($800,000.00) Dollars made by Borrower and delivered to Bank on June 12, 1997, as renewed by and continued in that certain Renewal Line of Credit Note in the original principal sum of One Million One Hundred Thousand ($1,100,000.00) Dollars made by Borrower and delivered to Bank July 7, 2000, and any extensions and/or renewals thereof; and as further renewed by and continued in that certain Second Renewal Line of Credit Note in the original principal sum of Two Million ($2,000,000.00) Dollars made by Borrower and delivered to Bank July 18, 2002, and any extensions and/or renewals thereof.

       7. It is expressly agreed and understood that except as expressly provided in this Agreement, the terms, conditions and provisions set forth in the Security Agreement, Pledge Agreement, Term Note and related Term Loan documents, the Line of Credit Agreement dated June 12, 1997, as amended by the Modification Agreement dated July 7, 2000, and further amended by the Second Modification Agreement dated July 18, 2002 (the Line of Credit Agreement dated June 12, 1997, Modification Agreement dated July 7, 2000 and the Second Modification Agreement dated July 18, 2002 shall hereinafter collectively be referred to as the "Line of Credit Agreement"), the Line of Credit Note, First Renewal Note, Second Renewal Note and related Line of Credit documents shall remain in full force and effect in accordance with their respective terms, conditions and provisions. Without limiting the generality of the foregoing, nothing in this Agreement shall be construed to:

       (i) impair the validity, perfection or priority of any lien or security interest securing the Term Loan and/or the Line of Credit;

       (ii) waive or impair any rights, powers or remedies of Bank under the Pledge Agreement, Security Agreement, Line of Credit Agreement, Term Note, First Renewal Note, Second Renewal Note or related Term Loan and/or Line of Credit documents with respect to any defaults thereunder which may occur;

       (iii) require Bank to hereafter amend or extend the term of the Term Note, First Renewal Note, Second Renewal Note, the Line of Credit Agreement, Security Agreement, Pledge Agreement or the time for payment of the Term Loan or the Line of Credit;

       (iv) make any loan or other extension of credit to Borrower.

       In the event of any inconsistency between the terms of this Agreement and the Line of Credit Agreement dated June 12, 1997, the Modification Agreement


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

dated July 7, 2000 and/or the Security Agreement, this Agreement shall govern. Borrower acknowledges that it has consulted with counsel in connection with the negotiation and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part of this Agreement to be drafted.

       8. Borrower acknowledges and agrees that its relationship with Bank is one of the lender and borrower only and is not a partnership or joint venture.

       9. Borrower hereby ratifies and affirms all of the terms, conditions and provisions of the Security Agreement, Pledge Agreement, UCC-1 Financing Statements, Term Note, Line of Credit Note, First Renewal Note, Second Renewal Note and Line of Credit Agreement dated June 12, 1997, to the extent the same are not otherwise modified herein.

       10. Borrower hereby represents, warrants and covenants that all of the representations, warranties and covenants set forth in the Security Agreement, Pledge Agreement, UCC-1 Financing Statements, Term Note, Line of Credit Note, First Renewal Note, Second Renewal Note and Line of Credit Agreement are true and correct as of the date hereof and hereby renews the same.

       11. The Second Renewal Note is executed and delivered in substitution and replacement of the Borrower's obligations under and the indebtedness evidenced by the Line of Credit Note and the First Renewal Note. The Second Renewal Note stands in the place and stead of the Line of Credit Note and the First Renewal Note and is not an additional indebtedness or a satisfaction of the indebtedness evidenced by the Line of Credit Note and the First Renewal Note. The indebtedness and obligations evidenced by the Line of Credit Note the First Renewal Note are continued, renewed, extended and modified by the Second Renewal Note and such indebtedness is and shall continue to be secured by the Security Agreement, Pledge Agreement, UCC-1 Financing Statements and Line of Credit Agreement without novation or interruption.

       12. Borrower hereby acknowledges and agrees that no setoff or counterclaim to Borrower's obligations evidenced by the Second Renewal Note exists, and no agreement has been made with any person under which any deduction or discount may be claimed, that the outstanding balance of principal and interest due under the Line of Credit Note as of July 18, 2002 is One Million Fifty-Two Thousand Seven Hundred Thirty-Two Dollars and Forty-One Cents ($1,052,732.41), that to the best of Borrower's knowledge, information and belief, no Event of Default (as defined in the Second Renewal Note) has occurred which is continuing and no event has occurred which with the passage of time or the giving of notice or both, could become an Event of Default under the Second Renewal Note.


         [THIS SPACE INTENTIONALLY LEFT BLANK.  SIGNATURE PAGE FOLLOWS.]


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

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

EXECUTED, SEALED AND
DELIVERED IN THE PRESENCE OF:

Witnesses Present:                     BORROWER:

                                       TRANSNATIONAL INDUSTRIES, INC.




/s/ Donn Guthrie                      By: /s/ Charles H. Holmes Jr.       (SEAL)
                                          -----------------------------



/s/ David Albin                    ATTEST: /s/ Paul L Dailey              (SEAL)
                                          -----------------------------


Witnesses Present:                     BORROWER:

                                       SPITZ, INC.



/s/ Donn Guthrie                      By: /s/ Charles H. Holmes Jr.       (SEAL)
                                          -----------------------------


/s/ David Albin                    ATTEST: /s/ Paul L Dailey              (SEAL)
                                          ------------------------------

                                       BANK:

                                       FIRST KEYSTONE FEDERAL SAVINGS BANK


 /s/ Donn Guthrie                     By: /s/ A. Charles Amentt           (SEAL)
                                          -----------------------------


 /s/ David Albin                     ATTEST:                              (SEAL)
                                            -----------------------------


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